SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 20, 1998
                                 --------------
                (Date of Report--Date of Earliest Event Reported)


                               D. R. Horton, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-14122                   75-2386963
          --------                      -------                   ----------
(State or Other Jurisdiction)         (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


           1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

On April 20, 1998, D. R. Horton, Inc. (the "Registrant") announced that the stockholders of Registrant and Continental Homes Holding Corp. ("Continental") have approved the merger of Continental into Registrant, and the merger became effective on April 20, 1998. Continental stockholders will receive 2.25 shares of Registrant's common stock in exchange for each share of Continental common stock. Exchange instructions and letters of transmittal will be mailed to Continental stockholders shortly.

The  announcement was made by means of a news release attached hereto as Exhibit
99.1 and incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

(c)               Exhibits.

99.1              News release dated April 20, 1998.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 1998


                                                 D. R. Horton, Inc.

                                              By:/s/ Charles N. Warren
                                                 -------------------------------
                                                 Charles N. Warren
                                                 Senior Vice President